-----------------------------
                                                           OMB APPROVAL
                                                   -----------------------------
                                                    OMB Number:  3235-0059
                                                   -----------------------------
                                                    Expires:  December 31, 2002
                                                   -----------------------------
                                                    Estimated average burden
                                                    hours per response. . .13.12
                                                   -----------------------------


                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [x]  Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to Section 240.14a-12

Janus Adviser Series
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

________________________________________________________________________________

    2) Aggregate number of securities to which transaction applies:

________________________________________________________________________________

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

    4) Proposed maximum aggregate value of transaction:

________________________________________________________________________________

    5) Total fee paid:

________________________________________________________________________________


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

________________________________________________________________________________

    2) Form, Schedule or Registration Statement No.:

________________________________________________________________________________

    3) Filing Party:

________________________________________________________________________________

    4) Date Filed:

________________________________________________________________________________

                             JANUS  ADVISER  SERIES
                              100 Fillmore Street
                             Denver, Colorado 80206

                                  [JANUS LOGO]

                   Notice Of Special Meeting Of Shareholders

     A Special Meeting of Shareholders of Janus Adviser Series (the "Trust") will be held at 3773 Cherry Creek Drive North, Denver, Colorado, on January 31, 2002 at 11:00 a.m. Mountain Time (the "Meeting").

     The proposals to be considered at the Meeting are detailed in the attached proxy statement and summarized below:

     (1) To elect a board of trustees of the Trust.

     (2) To consider and approve new investment advisory agreements between the Trust, on behalf of each separate series of the Trust, and Janus Capital Corporation.

     (3) To make the following changes to certain funds' investment restrictions:

         (a) Approve revisions to the fundamental restriction concerning the diversification of a fund's investments.
         (b) Approve revisions to the fundamental restriction concerning a fund's investments in commodities.
         (c) Approve revisions to the fundamental restriction concerning securities underwriting.
         (d) Approve revisions to the restriction concerning borrowing money and issuing senior securities.

     (4) To transact such other business as may properly come before the Meeting.

     Shareholders of record of each separate fund of the Trust at the close of business on October 19, 2001 will be entitled to vote at the Meeting. Each share of a fund is entitled to one vote, with proportionate voting for fractional shares.

                                           By direction of the trustees,

                                              /s/ KELLEY ABBOTT HOWES
                                           --------------------------------
                                           Kelley Abbott Howes
                                           Secretary

     November 9, 2001
     Denver, Colorado

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO VOTE
     PROMPTLY.

     You can vote by toll-free telephone call, internet or mail. Just follow the instructions that appear on the enclosed proxy card(s).

                       PROXY STATEMENT

                                  [JANUS LOGO]
                             JANUS  ADVISER  SERIES
                              100 Fillmore Street
                             Denver, Colorado 80206

SPECIAL MEETING OF SHAREHOLDERS
JANUARY 31, 2002
--------------------------------------------------------------------------------

               This proxy statement and enclosed form of proxy are furnished in connection with a solicitation of proxies made by, and on behalf of, the trustees of Janus Adviser Series (the "Trust") for the purposes set forth in the accompanying notice. The enclosed proxy will be used at a special meeting of shareholders of the Trust to be held at 3773 Cherry Creek Drive North, Denver, Colorado, on January 31, 2002 at 11:00 a.m. Mountain Time or at any adjournment(s) thereof (the "Meeting"). Each separate portfolio of the Trust (all of which are listed below) is referred to throughout this proxy statement as a "Fund."

                DOMESTIC EQUITY FUNDS                    GLOBAL AND INTERNATIONAL EQUITY FUNDS
                 Janus Adviser Aggressive Growth Fund     Janus Adviser Global Value Fund
                 Janus Adviser Balanced Fund              Janus Adviser International Fund
                 Janus Adviser Capital Appreciation Fund  Janus Adviser Worldwide Fund
                 Janus Adviser Core Equity Fund          FIXED-INCOME FUND
                 Janus Adviser Growth Fund                Janus Adviser Flexible Income Fund
                 Janus Adviser Growth and Income Fund    MONEY MARKET FUND
                 Janus Adviser Strategic Value Fund       Janus Adviser Money Market Fund

               This proxy statement and the form of proxy are first being mailed to shareholders on or about November 16, 2001.

               Any shareholder giving a proxy has the power to revoke it by mail (addressed to the secretary of the Trust at the address set forth above) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the proxy statement.

               Shareholders of record of each Fund at the close of business on October 19, 2001 (the "Record Date") will be entitled to vote on the proposals presented at the Meeting. The chart below lists the number of shares of each Fund that were outstanding as of the close of business on the Record Date. Each share of a Fund is entitled to one vote, with proportionate voting for fractional shares.

                                                            Total Number of Shares Outstanding
Name of Fund                                                      as of October 19, 2001
----------------------------------------------------------------------------------------------
Janus Adviser Aggressive Growth Fund                                  14,118,971.619
Janus Adviser Balanced Fund                                           24,712,514.576
Janus Adviser Capital Appreciation Fund                               11,790,574.434
Janus Adviser Core Equity Fund                                           602,251.578
Janus Adviser Flexible Income Fund                                     1,037,981.440
Janus Adviser Global Value Fund                                          209,738.576
Janus Adviser Growth Fund                                             13,849,845.162
Janus Adviser Growth and Income Fund                                   4,056,635.246
Janus Adviser International Fund                                      18,821,986.818
Janus Adviser Money Market Fund                                       23,254,133.051
Janus Adviser Strategic Value Fund                                       590,033.739
Janus Adviser Worldwide Fund                                          32,951,689.297

               If you are not the owner of record, but your shares are instead held for your benefit by a financial intermediary such as a retirement plan service provider, broker, bank trust department, insurance company or other financial intermediary, that financial intermediary may request that you instruct it how to vote the shares you beneficially own. Your financial intermediary will provide you with additional information.

               Janus Capital Corporation ("Janus") has retained Georgeson Shareholder Communications, Inc. ("GS"), a professional proxy solicitation firm, to assist with the voting process. As the date of the Meeting approaches, if we have not already heard from you, you may receive a telephone call from GS reminding you to exercise your right to vote.

               COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS ARE AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY CALLING GS (TOLL-FREE) AT 1-866-728-9007.

PROPOSAL 1

TO ELECT A BOARD OF TRUSTEES OF THE TRUST
--------------------------------------------------------------------------------

               All nominees listed below are currently trustees of the Trust and have served in that capacity since originally elected or appointed. In addition, each nominee is currently a trustee of Janus Aspen Series and Janus Investment Fund, two other registered investment companies advised by Janus (the Trust, Janus Aspen Series and Janus Investment Fund are collectively referred to herein as the "Janus Funds"). Collectively, the Janus Funds consist of 51 series.

                                                      Year of
                                                    Election or     Principal Occupations       Other Directorships
Name, Address and Age     Positions with the Funds  Appointment   During the Past Five Years      held by Trustee
---------------------------------------------------------------------------------------------------------------------
Thomas H. Bailey (64)*    Trustee, President and       2000       President, Chairman, Chief            N/A
100 Fillmore Street       Chairman.                               Executive Officer and
Denver, CO 80206-4928                                             Director of Janus.
Dennis B. Mullen (58)     Trustee. A member of the     2000       Private Investor. Formerly            N/A
100 Fillmore Street       Trust's Pricing                         (1997-1998) Chief
Denver, CO 80206-4928     Committee, Brokerage                    Financial
                          Committee, Audit                        Officer -- Boston Market
                          Committee, and Money                    Concepts, Boston Chicken,
                          Market Committee, and                   Inc., Golden, CO (a
                          Chairman of the Trust's                 restaurant chain).
                          Nominating and
                          Governance Committee.
James T. Rothe (57)       Trustee. A member of the     2000       Distinguished Visiting      Director, Analytical
100 Fillmore Street       Trust's Pricing                         Professor of Business,      Surveys, Inc.;
Denver, CO 80206-4928     Committee and Money                     Thunderbird (American       Director, Optika, Inc.;
                          Market Committee, and                   Graduate School of          Director, Neocore Corp.
                          Chairman of the Trust's                 International Management),
                          Brokerage Committee.                    Phoenix, AZ, and Professor
                                                                  of Business, University of
                                                                  Colorado, Colorado
                                                                  Springs, CO. Formerly
                                                                  (1988-1999) Principal of
                                                                  Phillips-Smith Retail
                                                                  Group, Colorado Springs,
                                                                  CO (a venture capital
                                                                  firm).

---------------
* Mr. Bailey is considered an "interested person" of the Trust by virtue of his positions with Janus.

                                                      Year of
                                                    Election or     Principal Occupations       Other Directorships
Name, Address and Age     Positions with the Funds  Appointment   During the Past Five Years      held by Trustee
---------------------------------------------------------------------------------------------------------------------
William B. Stewart (57)   Trustee. A member of the     2000       Corporate Vice President              N/A
100 Fillmore Street       Trust's Audit Committee,                and General Manager of MKS
Denver, CO 80206-4928     Brokerage Committee and                 Instruments -- HPS
                          Nominating and                          Products, Boulder, CO (a
                          Governance Committee,                   manufacturer of vacuum
                          and Chairman of the                     fittings and valves).
                          Trust's Money Market
                          Committee and Pricing
                          Committee.
Martin H. Waldinger (63)  Trustee. A member of the     2000       Consultant.                           N/A
100 Fillmore Street       Trust's Nominating and
Denver, CO 80206-4928     Governance Committee and
                          Chairman of the Trust's
                          Audit Committee.

               The following table sets forth the compensation paid to each trustee for his services to each Fund, and total compensation for services provided to all Janus Funds, for the Funds' fiscal year ended July 31, 2001.

                 AGGREGATE TRUSTEE COMPENSATION FROM EACH FUND

                                                Thomas H.   Dennis B.   James T.   William D.   Martin H.
Name of Fund                                     Bailey*     Mullen      Rothe      Stewart     Waldinger
---------------------------------------------------------------------------------------------------------
Janus Adviser Aggressive Growth Fund               $0       $    212    $    212    $    231    $    231
Janus Adviser Balanced Fund                        $0       $    258    $    258    $    282    $    282
Janus Adviser Capital Appreciation Fund            $0       $    127    $    127    $    138    $    138
Janus Adviser Core Equity Fund                     $0       $      3    $      3    $      4    $      4
Janus Adviser Flexible Income Fund                 $0       $      2    $      2    $      3    $      3
Janus Adviser Global Value Fund(1)                 $0       $      1    $      1    $      1    $      1
Janus Adviser Growth Fund                          $0       $    161    $    161    $    176    $    176
Janus Adviser Growth and Income Fund               $0       $     16    $     16    $     18    $     18
Janus Adviser International Fund                   $0       $    229    $    229    $    249    $    249
Janus Adviser Money Market Fund                    $0       $     16    $     16    $      8    $      8
Janus Adviser Strategic Value Fund                 $0       $      3    $      3    $      4    $      4
Janus Adviser Worldwide Fund                       $0       $    507    $    507    $    552    $    552
TOTAL COMPENSATION FROM ALL JANUS FUNDS            $0       $149,667    $149,667    $149,667    $149,667

---------------
* Mr. Bailey is compensated by Janus and does not receive any compensation from the Funds.
(1) For the period May 1, 2001 (inception) to July 31, 2001.

               None of the trustees are entitled to receive any retirement or deferred compensation benefits from the Funds.

               The trustees do not serve a specified term of office. Thus, if elected, each trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, or removal under the terms of the trust instrument as in force from time to time. In addition, a trustee may be removed by (1) a vote of the shareholders holding not less than a majority of the shares of each Fund cast in person or by proxy at a meeting called for that purpose or (2) by a written declaration signed by shareholders holding not less than a majority of the shares of each Fund then outstanding, filed with the Trust's custodian. If a vacancy shall for any reason exist, the remaining trustees may fill such vacancy by appointing another trustee, so long as, immediately after such appointment, at least two-thirds of the trustees have been elected by shareholders. If, at any time, less than a majority of the trustees holding office has been elected by the shareholders, the trustees then in office will promptly call a shareholders' meeting for the purpose of electing trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing trustees.

               During the Trust's fiscal year ended July 31, 2001, the trustees held five meetings. All of the trustees except Mr. Bailey attended at least 75% of the meetings of the trustees held during the fiscal year ended July 31, 2001. Mr. Bailey attended at least 75% of all regularly scheduled meetings of the trustees, but was unable to attend certain meetings convened on short notice by telephone. Each trustee attended in excess of 75% of the meetings of the committees of the board of trustees on which he served.

               The Trust's audit committee is composed entirely of trustees who are not "interested persons," as defined in the Investment Company Act of 1940 (the "1940 Act"), of Janus ("Independent Trustees"). The audit committee normally meets four times a year, or as otherwise required. Currently, Messrs. Waldinger (Chairman), Mullen and Stewart are members of the audit committee. The audit committee reviews the financial reporting process, the Trust's systems of internal control, the audit process and the Trust's processes for monitoring compliance with investment restrictions, applicable laws and the Trust's code of ethics. The audit committee recommends to the trustees the appointment of auditors for the Trust. In such capacity, it reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It also reviews the qualifications of key personnel involved in the foregoing activities. For more information on the Trust's auditors, refer to the section entitled "Independent Accountants" beginning on page 29. The audit committee is also responsible for recommending to all trustees the compensation to be paid to the Independent Trustees. During the Trust's fiscal year ended July 31, 2001, the audit committee held four meetings.

               The Trust's nominating and governance committee is composed entirely of Independent Trustees and normally meets four times a year, or as otherwise required. Prior to December 2000, the nominating and governance committee met only on an "as-needed" basis. Currently, Messrs. Mullen (Chairman), Stewart and Waldinger are members of the nominating and governance committee, which identifies and recommends individuals for membership in the board of trustees, consults with officers of the Trust and employees of Janus in planning meetings of the trustees, and oversees the administration of and ensures compliance with the Trust's governance procedures and guidelines. The nominating and governance committee will consider nominees for the position of trustee recommended by shareholders. Recommendations should be submitted to the nominating and governance committee in care of the secretary of the Trust at the address first set forth above. During the Trust's fiscal year ended July 31, 2001, the nominating and governance committee held three meetings.

               Information regarding the executive officers of the Funds is set forth in Exhibit A. Each of the executive officers is employed by Janus and compensated by Janus.

REQUIRED VOTE

               Approval of this proposal as to any nominee will require the affirmative vote of a plurality of the shares of the Trust entitled to vote at the Meeting.

               THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR EACH NOMINEE AS TRUSTEE OF THE TRUST.

PROPOSAL 2

TO CONSIDER AND APPROVE NEW INVESTMENT ADVISORY AGREEMENTS BETWEEN THE TRUST, ON BEHALF OF EACH FUND, AND JANUS
--------------------------------------------------------------------------------

SUMMARY

               Janus currently serves as investment adviser to each Fund pursuant to a separate investment advisory agreement between Janus and the Trust on behalf of each Fund (the "Current Advisory Agreements"). As explained in more detail below, shareholders are being asked to approve new investment advisory agreements between the Trust, on behalf of each Fund, and Janus (the "New Advisory Agreements"). THE NEW ADVISORY AGREEMENTS WILL CONTAIN TERMS SUBSTANTIALLY THE SAME AS THOSE IN THE CURRENT ADVISORY AGREEMENTS.

               Stilwell Financial Inc. ("Stilwell"), located at 920 Main Street, Kansas City, MO 64108-2008, currently owns 91.6% of the outstanding voting shares of Janus. Stilwell is a publicly traded holding company with principal operations in the financial asset management business.

               On October 3, 2001, Thomas H. Bailey, Chairman, President and Chief Executive Officer of Janus, exercised certain rights under a Stock Purchase Agreement dated April 13, 1984 with Stilwell, as amended ("Stock Agreement"), to sell his remaining 6.2% stake in Janus to Stilwell (the "Transaction"). Under the terms of the Stock Agreement, Mr. Bailey is entitled to sell his shares at the price per share calculated as of December 31, 2000, provided that he exercises these rights before December 31, 2001. At December 31, 2000, the price per share of Janus stock was $1,005. Accordingly, the total purchase price expected to be paid by Stilwell to Mr. Bailey is $603,000,000. Stilwell and Mr. Bailey have agreed to close the Transaction on or about November 2, 2001.

               Under the Stock Agreement, Mr. Bailey has certain management rights, including the right to select a majority of Janus' board of directors, subject to Stilwell's consent, which cannot be unreasonably withheld. These contractual rights will terminate on or about

               March 28, 2002. Subsequent to that date, it is anticipated that the operation of Janus and day-to-day management of the Funds will remain largely unchanged. In particular, Stilwell and Mr. Bailey have advised the trustees that both parties anticipate that Mr. Bailey will maintain his position as Chief Executive Officer of Janus and his seat on the Janus board of directors for the foreseeable future.

               Under the 1940 Act, a change in control of an investment adviser results in an assignment and termination of the adviser's investment advisory contracts. The 1940 Act provides a rebuttable assumption that an owner of less than 25% of the outstanding shares of an entity does not control that entity. Based largely on this presumption, Stilwell and Janus have advised the trustees that they do not believe that consummation of the Transaction will cause an assignment of the Current Advisory Agreements. The trustees have, however, carefully considered Mr. Bailey's involvement in Janus' development since its inception and his significant involvement in management decisions at Janus. To avoid any uncertainty about the status of the Current Advisory Agreements, the trustees believe that it is prudent and in the best interest of the Trust and each Fund to obtain shareholder approval of the New Advisory Agreements.

THE AGREEMENTS

               THE CURRENT ADVISORY AGREEMENTS

               The following chart lists the date of each Current Advisory Agreement, the date it was last considered and renewed or approved by the trustees, the date on which it was last approved by shareholders, and the reason it was last submitted for shareholder approval.

                                                           Date Last Approved
                                       Date of Current       or Renewed by      Date Last Approved
Name of Fund                          Advisory Agreement        Trustees        by Shareholders(2)
--------------------------------------------------------------------------------------------------
Janus Adviser Aggressive Growth Fund        4/3/00              5/16/01              7/31/00
Janus Adviser Balanced Fund                 4/3/00              5/16/01              7/31/00
Janus Adviser Capital Appreciation
  Fund                                      4/3/00              5/16/01              7/31/00
Janus Adviser Core Equity Fund(1)           4/3/00              5/16/01              7/31/00
Janus Adviser Flexible Income Fund          4/3/00              5/16/01              7/31/00
Janus Adviser Global Value Fund            3/13/01              3/13/01               5/1/01
Janus Adviser Growth Fund                   4/3/00              5/16/01              7/31/00
Janus Adviser Growth and Income Fund        4/3/00              5/16/01              7/31/00
Janus Adviser International Fund            4/3/00              5/16/01              7/31/00
Janus Adviser Money Market Fund             4/3/00              5/16/01              7/31/00
Janus Adviser Strategic Value Fund          4/3/00              5/16/01              7/31/00
Janus Adviser Worldwide Fund                4/3/00              5/16/01              7/31/00

---------------
(1) Janus Adviser Equity Income Fund changed its name to Janus Core Equity Fund effective September 30, 2001. An amendment to this Fund's advisory agreement reflecting such name change was entered into on September 30, 2001.
(2) Approved by the initial shareholder in connection with the Fund's commencement of operations.

               The key terms, including fees, of the Current Advisory Agreements are set out in detail under the heading "The New Advisory Agreements" below.

               The following table summarizes the advisory fees paid by the Funds to Janus and the advisory fee waivers for the fiscal year ended July 31, 2001.

                                                              Aggregate Advisory
Name of Fund                                                     Fees Paid(1)
--------------------------------------------------------------------------------
Janus Adviser Aggressive Growth Fund                              $2,039,319
Janus Adviser Balanced Fund                                       $2,035,096
Janus Adviser Capital Appreciation Fund                           $1,041,735
Janus Adviser Core Equity Fund                                    $        0(3)
Janus Adviser Flexible Income Fund                                $        0(3)
Janus Adviser Global Value Fund(2)                                $        0(3)
Janus Adviser Growth Fund                                         $1,455,127
Janus Adviser Growth and Income Fund                              $   69,585
Janus Adviser International Fund                                  $1,645,409
Janus Adviser Money Market Fund                                   $        0(3)
Janus Adviser Strategic Value Fund                                $        0(3)
Janus Adviser Worldwide Fund                                      $4,225,522

---------------
(1) Net of applicable waivers.
(2) For the period May 1, 2001 (inception) to July 31, 2001.
(3) Fee waiver by Janus exceeded the advisory fee.

               Under a Distribution Plan adopted in accordance with Rule 12b-1 of the 1940 Act, each Fund may pay Janus Distributors, Inc. ("Janus Distributors"), the Trust's distributor and a wholly owned subsidiary of Janus, a fee at an annual rate of up to 0.25% of the average daily net assets of each Fund. Under the terms of the Distribution Agreement, the Trust is authorized to make payments to Janus Distributors for remittance to retirement and pension plan service providers, bank trust departments, brokers, financial advisers and other financial intermediaries as compensation for distribution and shareholder servicing performed by such service providers. It is anticipated that the Funds will continue to receive services under this contract subsequent to shareholder approval of the New Advisory Agreements.

               For the fiscal year ended July 31, 2001, the total amounts paid by the Funds to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under the Distribution Plan are summarized below:

                                                              12b-1 Distribution
Name of Fund                                                      Fees Paid
--------------------------------------------------------------------------------
Janus Adviser Aggressive Growth Fund                              $  879,044
Janus Adviser Balanced Fund                                       $  841,098
Janus Adviser Capital Appreciation Fund                           $  450,012
Janus Adviser Core Equity Fund                                    $    9,962
Janus Adviser Flexible Income Fund                                $    6,775
Janus Adviser Global Value Fund(1)                                $    1,244
Janus Adviser Growth Fund                                         $  617,939
Janus Adviser Growth and Income Fund                              $   56,917
Janus Adviser International Fund                                  $  711,900
Janus Adviser Money Market Fund                                   $   25,610
Janus Adviser Strategic Value Fund                                $   12,681
Janus Adviser Worldwide Fund                                      $1,742,120

---------------
(1) For the period May 1, 2001 (inception) to July 31, 2001.

               In addition, each Fund pays Janus Service Corporation, a wholly owned subsidiary of Janus, a fee of up to 0.25% of the average daily net assets of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the Funds (the "Administrative Services Fee"). Janus Service expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services (at an annual rate of up to 0.25% of the average daily net assets of the Funds attributable to their customers). Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption trans-actions, providing periodic statements, forwarding prospectuses, shareholder reports and other materials to existing customers, and other administrative services. It is anticipated that the Funds will continue to receive services under this contract subsequent to shareholder approval of the New Advisory Agreements.

               For the fiscal year ended July 31, 2001, the total amounts paid by the Funds to Janus Service (substantially all of which Janus Service paid out to service providers) are summarized below:

                                                              Administrative Services
Name of Fund                                                         Fees Paid
-------------------------------------------------------------------------------------
Janus Adviser Aggressive Growth Fund                                $  879,044
Janus Adviser Balanced Fund                                         $  841,098
Janus Adviser Capital Appreciation Fund                             $  450,012
Janus Adviser Core Equity Fund                                      $    9,962
Janus Adviser Flexible Income Fund                                  $    6,775
Janus Adviser Global Value Fund(1)                                  $    1,244
Janus Adviser Growth Fund                                           $  617,939
Janus Adviser Growth and Income Fund                                $   56,917
Janus Adviser International Fund                                    $  711,900
Janus Adviser Money Market Fund                                     $   25,610
Janus Adviser Strategic Value Fund                                  $   12,681
Janus Adviser Worldwide Fund                                        $1,742,120

---------------
(1) For the period May 1, 2001 (inception) to July 31, 2001.

               THE NEW ADVISORY AGREEMENTS

               The New Advisory Agreements are the same in all material respects as the Current Advisory Agreements. The initial term of each New Advisory Agreement will reflect the date on which Mr. Bailey ceases to have any contractual right to select a majority of Janus' board of directors (currently anticipated to be on or about March 28, 2002) as its new effective date.

               A form of the New Advisory Agreement for the portfolios of the Trust is attached to this proxy statement as Exhibit B. Under the New Advisory Agreements, Janus will continue to provide investment advisory services to each Fund, including making decisions regarding the acquisition, holding or disposition of securities or other assets that a Fund may own or contemplate acquiring from time to time. All services under the New Advisory Agreements must be provided in accordance with the provisions of the 1940 Act and any rules or regulations thereunder, the Securities Act of 1933 and any rules or regulations thereunder, the Internal Revenue Code, any other applicable provision of law, the Trust's trust instrument, the Trust's by-laws, any policies adopted by the trustees, and the investment policies of each Fund as disclosed in the Trust's registration statement on file with the Securities and Exchange Commission (the "SEC"), as amended from time to time.

               As compensation for its services, Janus will be entitled to receive from each Fund fees calculated as a percentage of each Fund's average daily net assets. Fees under the New Advisory Agreements will be calculated at the same rate as those incurred under the Current Advisory Agreements. The annual rate paid by each Fund is set forth below.

                                                              Advisory Fee under Current
Name of Fund                                                  and New Advisory Agreements
-----------------------------------------------------------------------------------------
Janus Adviser Aggressive Growth Fund                                     0.65%
Janus Adviser Balanced Fund                                              0.65%
Janus Adviser Capital Appreciation Fund                                  0.65%
Janus Adviser Core Equity Fund                                           0.65%
Janus Adviser Flexible Income Fund                            0.65% of first $300 million
                                                                0.55% over $300 million
Janus Adviser Global Value Fund                                          0.65%
Janus Adviser Growth Fund                                                0.65%
Janus Adviser Growth and Income Fund                                     0.65%
Janus Adviser International Fund                                         0.65%
Janus Adviser Money Market Fund                                          0.25%
Janus Adviser Strategic Value Fund                                       0.65%
Janus Adviser Worldwide Fund                                             0.65%

               Janus has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that such Fund's normal annualized operating expenses in any fiscal year, including the advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the annual rates listed below (expressed as a percentage of annualized average daily net assets). These expense limitations will continue in effect under the New Advisory Agreements. The expense limitations will be effective from the inception of the New Advisory Agreements for Janus Adviser Aggressive Growth Fund, Janus Adviser Balanced Fund, Janus Adviser Capital Appreciation Fund, Janus Adviser Core Equity Fund, Janus Adviser Flexible Income Fund, Janus Adviser Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser International Fund, Janus Adviser Money Market Fund and Janus Adviser Worldwide Fund until at least July 31, 2003, and until the next annual renewal of the advisory agreements (expected to be July 1, 2002) for

               Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund.

Name of Fund                                                  Contractual Expense Limit
---------------------------------------------------------------------------------------
Janus Adviser Aggressive Growth Fund                                   0.66%
Janus Adviser Balanced Fund                                            0.67%
Janus Adviser Capital Appreciation Fund                                0.68%
Janus Adviser Core Equity Fund                                         1.25%
Janus Adviser Flexible Income Fund                                     0.70%
Janus Adviser Global Value Fund                                        1.25%
Janus Adviser Growth Fund                                              0.67%
Janus Adviser Growth and Income Fund                                   1.02%
Janus Adviser International Fund                                       0.74%
Janus Adviser Money Market Fund                                        0.36%
Janus Adviser Strategic Value Fund                                     1.25%
Janus Adviser Worldwide Fund                                           0.70%

               Contingent upon receipt of shareholder approval, the New Advisory Agreements will be effective upon the termination of Mr. Bailey's contractual right to select a majority of Janus' board of directors under the Stock Agreement, currently anticipated to be on or about March 28, 2002, and will continue in effect until July 1, 2002. Thereafter, each New Advisory Agreement will continue in effect as to any Fund for successive annual periods, provided their continuance is approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the trustees or (2) a vote of the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund and (3) in either event by a majority of the Independent Trustees.

               Under the New Advisory Agreements, Janus will continue to provide, at its expense, office space, facilities and equipment for carrying out its agreed-upon duties. Janus will also bear the cost of reasonable compensation, fees, and related expenses of the Trust's officers and its trustees that are "interested persons" of the Trust. Other expenses incurred in the operation of a Fund are generally paid by the Fund.

               The New Advisory Agreement for each Fund provides that it may be terminated by the trustees, a majority of shareholders of the Fund, or Janus at any time, without penalty, by giving the other party 60 days' written notice. The New Advisory Agreements also provide that Janus shall not be liable for any error of judgment or mistake of law, any loss arising out of any investment, or any act or omission taken with respect to a Fund, except for willful misfeasance, bad faith, or gross negligence in performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder.

               Janus acts as investment adviser to other investment companies with investment objectives similar to certain Funds. Information related to these similar investment companies is set forth in Exhibit C.

TRUSTEES' CONSIDERATIONS

               On October 18, 2001, the trustees met with senior officers of Stilwell to discuss Stilwell's intentions regarding the preservation and strengthening of Janus' business and the status of discussions between Stilwell and Janus regarding long-term incentive compensation arrangements for key employees of Janus. The trustees held similar discussions with several key Janus employees.

               At a meeting held on October 31, 2001, the trustees had further discussions with senior officers of Stilwell and Janus and gave further consideration to existing and proposed incentive compensation arrangements for key Janus employees. In particular, the trustees considered matters relating to the possible effects on Janus and the Funds of the expiration of Mr. Bailey's contractual management rights. Among other things, the trustees considered:

               - the commitment of Janus and Stilwell to maintain a cash
                 incentive compensation plan for Janus' key employees, including the Funds' portfolio managers;

               - the expressed intention of Janus and Stilwell to grant Janus'
                 key employees, including the Funds' portfolio managers, an equity interest in Janus as part of their overall compensation packages;

               - the agreement of Stilwell to extend the term of Mr. Bailey's contractual management rights through at least March 28, 2002;

               - the intention of Stilwell to maintain Mr. Bailey as chief executive officer of Janus and the expectation that the operation of Janus and day-to-day management of the Funds will remain largely unchanged for the foreseeable future; and

               - the commitment of Mr. Bailey and Janus' executive investment committee to continue to lead Janus' investment management team.

               In addition, the trustees considered a wide range of information of the type they regularly consider when determining to continue a Fund's advisory agreement as in effect from year to year. The trustees considered information about, among other things:

               - Janus and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

               - the terms of each New Advisory Agreement;

               - the scope and quality of the services that Janus has been providing to the Funds;

               - the investment performance of each Fund and of similar funds managed by other advisers over various periods;

               - the advisory fee rates payable to Janus by the Funds and by other funds and client accounts managed by Janus, and payable by similar funds managed by other advisers;

               - the total expense ratio of each Fund and of similar funds managed by other advisers;

               - compensation payable by the Funds to affiliates of Janus for other services;

               - the profitability to Janus and its affiliates; and

               - Janus' use of the Funds' portfolio brokerage transactions to obtain research benefiting the Funds or other Janus clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Funds.

               After carefully considering the information described above, the trustees, including the Independent Trustees, unanimously voted to approve the New Advisory Agreement for each Fund and to recommend that each Fund's shareholders vote to approve the New Advisory Agreement for their Fund. The trustees subsequently considered a more definitive proposal from Stilwell regarding the future structure and ownership of Janus and long-term incentive compensation for key employees of Janus. Having considered these additional matters, the trustees, including the Independent Trustees, reaffirmed their recommendation that the shareholders vote to approve the New Advisory Agreements.

               In the event that the shareholders of any Fund have not approved the New Advisory Agreement for their Fund at the time of the expiration of Mr. Bailey's contractual management rights, Janus will enter into an interim advisory agreement for that Fund pursuant to Rule 15a-4 under the 1940 Act, which will take effect immediately following expiration. The interim advisory agreement for a Fund will be in substantially the form of the proposed New Advisory Agreement for the Fund but also will include certain provisions required by Rule 15a-4 (such as a maximum term of 150 days, a provision that the trustees or a majority of the Fund's shareholders may termi-nate the agreement at any time without penalty on not more than 10 days' written notice, and a provision that the compensation earned by Janus thereunder will be held in an interest-bearing escrow account until shareholder approval of the New Advisory Agreement is obtained, after which the amount in the escrow account (together with any interest) will be paid to Janus). If a Fund has not received the requisite shareholder approval for the New Advisory Agreement within 150 days after the expiration of Mr. Bailey's contractual management rights, the trustees will consider other appropriate arrangements subject to approval in accordance with the 1940 Act.

REQUIRED VOTE

               Approval of a New Advisory Agreement with respect to any Fund requires the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of that Fund. A "majority of the outstanding voting securities" of a Fund, as defined in the 1940 Act, means the lesser of (a) 67% or more of the shares of the Fund present at the meeting if the owners of more than 50% of the shares of the Fund entitled to vote at the Meeting are present in person or by proxy, or (b) more than 50% of the outstanding shares of a Fund entitled to vote at the meeting.

               If the shareholders of a Fund do not approve that Fund's New Advisory Agreement, the trustees will seek to obtain interim advisory services for such Fund from another advisory organization. Thereafter, the trustees would either negotiate a new investment advisory agreement with a new advisory organization selected by the trustees or make other appropriate arrangements, in either event subject to approval by such Fund's shareholders.

               THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR APPROVAL OF EACH NEW ADVISORY AGREEMENT.

PROPOSAL 3

CHANGES TO INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

SUMMARY

               The 1940 Act requires all mutual funds to specify whether they are "diversified" or "non-diversified" and to adopt certain specific investment restrictions, referred to as "fundamental" investment restrictions, that may be changed only by shareholder vote. The trustees, together with Janus, have analyzed each Fund's current fundamental investment restrictions and have concluded that certain of the Funds' current restrictions should be simplified, modernized or standardized. The proposed restrictions are written to provide the Funds with flexibility to respond to future legal, regulatory, market or technical changes. In addition, the revised restrictions are expected to enable the Funds to operate more efficiently and to more easily monitor compliance with such restrictions. The proposed revisions to the Funds' investment restrictions are described below. Exhibit D contains the Funds' corresponding current investment restrictions.

               ALTHOUGH THE PROPOSED CHANGES WILL ALLOW THE FUNDS GREATER FLEXIBILITY TO RESPOND TO FUTURE INVESTMENT OPPORTUNITIES, JANUS HAS ADVISED THE TRUSTEES THAT NONE OF THE PROPOSED CHANGES ARE INTENDED TO MODIFY THE WAY ANY FUND IS CURRENTLY MANAGED. The Trustees do not anticipate that the proposed changes, individually or in the aggregate, will change the level of risk associated with investing in the Funds. Nor do the Trustees anticipate that the proposed changes will, individually or in the aggregate, change the manner in which Janus manages the Funds. If adopted, each Fund will interpret the new restrictions in light of future rules and orders of the SEC and SEC staff interpretations of relevant law.

               3(a) TO APPROVE REVISIONS TO THE FUNDAMENTAL RESTRICTION
                    CONCERNING THE DIVERSIFICATION OF A FUND'S INVESTMENTS.

               The 1940 Act distinguishes funds that are "diversified" and those that are "non-diversified." The 1940 Act does not require a non-diversified Fund to adopt a fundamental restriction related to its diversification policies. Accordingly, the trustees recommend that each non-diversified Fund rescind its existing diversification restrictions. This will provide these Funds with significantly increased flexibility in adapting to future SEC rule changes and interpretations. This change will not, however, change the way the non-diversified Funds currently operate.

               A diversified Fund is, among other things, prohibited from purchasing securities of any one issuer if, as to 75% of the Fund's total assets, at the time of purchase, more than 5% of the Fund's total assets would be invested in securities of that issuer at the time of purchase. The 5% limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to the securities of other investment companies. The trustees propose to amend the diversification policy applicable to non-money market Funds that hold themselves out as "diversified" to specifically add the ability to invest more than 5% of a Fund's total assets in securities of other investment companies.

               There are specific diversification requirements for mutual funds that hold themselves out as money market funds; that is, funds that seek to maintain a constant $1 net asset value. Although Janus Adviser Money Market Fund is subject to a 5% limitation similar to that discussed above, Rule 2a-7, the SEC rule that governs the way money market funds operate, contains some exceptions to the 5% limitation. The trustees propose to amend the existing restriction applicable to Janus Adviser Money Market Fund to clarify that such exceptions exist.

               The forms of the restrictions, as proposed to be revised, are set forth below.

                    FORM OF PROPOSED DIVERSIFICATION RESTRICTION (DIVERSIFIED NON-MONEY MARKET FUNDS)

                    With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

                    FORM OF PROPOSED DIVERSIFICATION RESTRICTION (JANUS ADVISER MONEY MARKET FUND)

                    With respect to 75% of its total assets, Janus Adviser Money Market Fund may not purchase securities of an issuer (other than a U.S. Government Security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7); or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

               3(b) TO APPROVE REVISIONS TO THE FUNDAMENTAL RESTRICTION
                    CONCERNING THE FUND'S INVESTMENTS IN COMMODITIES.

               Under federal law, financial futures contracts - such as futures contracts related to currencies, stock indices or interest rates - are considered commodities. The non-money market Funds may currently invest in options, futures, forwards, and swaps for hedging purposes or for non-hedging purposes such as seeking to enhance return. The Funds do not consider these instruments to be "commodities" for the purposes of their fundamental restrictions regarding investments in commodities. The Funds propose to expand the language of this restriction to "other derivative instruments." The expanded language will enable the Funds to exclude certain derivative instruments from this restriction to the extent future SEC interpretations may expand the types of instruments that can be excluded from the definition of commodities.

               Due to the unique nature of its investments, Janus Adviser Money Market Fund does not invest in derivative instruments. Therefore, Janus Adviser Money Market Fund historically has not adopted explicit fundamental restriction regarding investments in commodities. However, as a technical matter, the 1940 Act requires Janus Adviser Money Market Fund to specifically adopt such a policy.

               The form of the restriction, as proposed to be revised, is set forth below.

                    FORM OF PROPOSED COMMODITIES RESTRICTION (ALL FUNDS)

                    A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

               3(c) TO APPROVE REVISIONS TO THE FUNDAMENTAL RESTRICTION
                    CONCERNING THE LENDING OF A FUND'S PORTFOLIO SECURITIES.

               The proposed revisions to this restriction make clarifying changes to the list of investments that should not be included in a Fund's limit on lending transactions. The proposed revisions also increase the amount of Fund assets that can be lent, consistent with applicable SEC rules. Although no Fund has any current intention to loan in excess of 25% of its total assets, consistent with the terms of relevant exemptive relief previously obtained by the Funds, this provides additional flexibility should those intentions, or the terms of the existing exemptive order, change.

               The form of the restriction, as proposed to be revised, is set forth below.

                    FORM OF PROPOSED RESTRICTION ON LENDING (ALL FUNDS)

                    A Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of such Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

               3(d) TO APPROVE REVISIONS TO THE FUNDS' RESTRICTION CONCERNING
                    BORROWING MONEY AND ISSUING SENIOR SECURITIES.

               The Funds may borrow money from banks and make other investments permissible under the 1940 Act that involve borrowing, within certain prescribed limits. The Funds may also borrow money from each other or other persons to the extent permitted by applicable law. For example, the Funds may borrow money to meet redemptions without being forced to prematurely sell portfolio securities. This technique allows the Funds greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

               A "senior security" is an obligation of a Fund with respect to its earnings or assets that takes precedence over the claims of such Fund's shareholders with respect to the same earnings or assets. SEC staff interpretations allow the Funds to engage in a number of types of transactions that could raise senior securities issues, provided that they meet certain collateral requirements designed to protect shareholders. For example, short sales, certain options and futures transactions, reverse repurchase agreements and any securities transactions that obligate a Fund to pay money at a future date (such as when-issued, forward commitment, or delayed delivery transactions) are permitted investments that may raise these issues.

               The restriction proposed below will establish a standardized borrowing and senior securities restriction intended to make certain technical corrections to the Funds' current restriction. The proposal is also intended to correct the inadvertent miscategorization of the non-money market Funds' policy on borrowing as non-fundamental in their registration documents.

                    FORM OF PROPOSED BORROWING AND SENIOR SECURITIES RESTRICTION (ALL FUNDS)

                    The Funds may not borrow money except that the Funds may each borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

REQUIRED VOTE

               Approval of each of the above revisions requires the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of each affected Fund. A "majority of outstanding voting securities" of a Fund, as defined in the 1940 Act, means the lesser of (a) 67% or more of the shares of a Fund present at the meeting if the owners of more than 50% of the shares of such Fund then outstanding are present in person or by proxy, or (b) more than 50% of outstanding shares of a Fund entitled to vote at the meeting.

               The trustees have concluded that the proposed amendments to the investment restrictions will benefit each Fund and its shareholders. If any of the proposed amendments to the investment restrictions are not approved, the current investment restrictions will remain unchanged and in effect.

               THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR ADOPTION OF THE AMENDED INVESTMENT RESTRICTIONS.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

ACTIVITIES AND MANAGEMENT OF JANUS

               Janus is a Colorado corporation organized in 1978 (formerly, Bailey & Griffiths, Ltd.). It serves as investment adviser or sub-investment adviser to investment companies and separately managed accounts.

               The directors of Janus are Thomas H. Bailey, Helen Young Hayes, Michael E. Herman, Thomas A. McDonnell, Landon H. Rowland and Michael Stolper. The address and principal occupations of each director are set forth in the table below.

Director                        Address                     Principal Occupation
----------------------------------------------------------------------------------------
Thomas H. Bailey     100 Fillmore Street             Director, President, Chairman and
                     Denver, CO 80206                Chief Executive Officer of Janus.
Helen Young Hayes    100 Fillmore Street             Director, Vice President of Janus;
                     Denver, CO 80206                Executive Vice President and
                                                     Portfolio Manager of Janus Overseas
                                                     Fund, Janus Worldwide Fund, Janus
                                                     Aspen International Growth
                                                     Portfolio, Janus Aspen Worldwide
                                                     Growth Portfolio, Janus Adviser
                                                     International Fund and Janus
                                                     Adviser Worldwide Fund.
Michael E. Herman    6201 Ward Parkway               Private investor.
                     Kansas, City, MO 64113
Thomas A. McDonnell  DST Systems, Inc.               President and Chief Executive
                     333 West 11th St., 5th Floor    Officer of DST Systems, Inc.
                     Kansas City, MO 64105
Landon H. Rowland    Stilwell Financial Inc.         Chairman, President and Chief
                     920 Main Street, 21st Floor     Executive Officer of Stilwell
                     Kansas City, MO 64105-2008      Financial Inc.
Michael Stolper      Stolper & Co., Inc.             President of Stolper & Co., Inc.
                     One America Plaza               (an investment advisory firm).
                     600 West Broadway, Suite 1010
                     San Diego, CA 92101

               Mr. Bailey sold an approximately 6% stake in Janus to Stilwell in a sale that closed on May 1, 2001. The value of such sale was approximately $610,000,000 (including applicable interest).

PORTFOLIO TRANSACTIONS AND BROKERAGE

               All orders for the purchase or sale of a Fund's portfolio securities are placed on behalf of each Fund by Janus, or its agent, pursuant to authority contained in the Fund's Current or New Advisory Agreements. Janus' policy is to seek "best execution" on each trade.

               The Trustees have authorized Janus to place transactions with DST Securities, Inc. ("DSTS"). DSTS is considered an "Affiliated Broker" because it is a wholly-owned subsidiary of DST Systems, Inc. ("DST"), a subsidiary of Stilwell, Janus' parent company. Janus may place transactions with DSTS if it reasonably believes that the quality of execution and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits discussed below, are lower than the net costs that would be incurred through other brokerage firms that provide comparable execution. Brokerage commissions paid on transactions executed through DSTS may be used as a means to reduce Fund expenses by generating credits to offset the license fees charged a Fund by DST for the use of its shareholder accounting system. The chart below sets forth the fees paid to DSTS for the Funds' fiscal year ended July 31, 2001. Funds not listed below did not pay any fees to DSTS.

                                              Commissions Paid   Percent of Brokerage Commissions
Name of Fund                                    Through DSTS               Paid By Fund
-------------------------------------------------------------------------------------------------
Janus Adviser Aggressive Growth Fund               $3,437                     0.78%
Janus Adviser Balanced Fund                        $  707                     0.16%
Janus Adviser Capital Appreciation Fund            $4,596                     2.14%
Janus Adviser Core Equity Fund                     $   14                     0.12%
Janus Adviser Growth Fund                          $  954                     0.37%
Janus Adviser Growth and Income Fund               $   70                     0.21%
Janus Adviser Worldwide Fund                       $1,823                     0.10%

               The Funds may also place trades with E*Trade Securities ("E*Trade"), a registered broker-dealer and a wholly-owned subsidiary of E*Trade Group ("Group"). As of September 28, 2001, Janus owned, in the aggregate, in excess of 5% of the outstanding voting securities of Group in various accounts, including the Funds. By virtue of this ownership, Group is considered an affiliate of Janus for 1940 Act purposes. Solely for purposes of this proxy statement, E*Trade is considered an "Affiliated Broker" because it is a wholly-owned subsidiary of Group, an affiliate of Janus. The Funds did not pay any fees to E*Trade for the Funds' fiscal year ended July 31, 2001.

MANNER OF VOTING PROXIES

               The solicitation is being made primarily by the mailing of this proxy statement and the accompanying proxy card on or about November 16, 2001. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the Trust. In addition, GS may be paid to solicit shareholders on behalf of the Trust or any Fund. The total anticipated cost of such services is estimated to be $90,000. The total cost of solicitation regarding the New Advisory Agreements will be borne by Janus, but the Funds may bear some of the costs of solicitation of Proposals 1 and 3. The anticipated cost per Fund of such solicitation is set forth below.

Name of Fund                                                  Cost of Solicitation
----------------------------------------------------------------------------------
Janus Adviser Aggressive Growth Fund                                 $1,356
Janus Adviser Balanced Fund                                          $2,697
Janus Adviser Capital Appreciation Fund                              $1,212
Janus Adviser Core Equity Fund                                       $   49
Janus Adviser Flexible Income Fund                                   $  100
Janus Adviser Global Value Fund                                      $   10
Janus Adviser Growth and Income Fund                                 $  320
Janus Adviser Growth Fund                                            $1,286
Janus Adviser International Fund                                     $1,994
Janus Adviser Money Market Fund                                      $  114
Janus Adviser Strategic Value Fund                                   $   22
Janus Adviser Worldwide Fund                                         $4,340

               Janus will also reimburse brokerage firms and other financial intermediaries for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

               The Trust may arrange to have votes recorded by telephone. If the Trust records votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

               The Trust may also arrange to have votes submitted over the internet. In order to use this feature, you should go to www.proxyvote.com and enter the control number set forth on your proxy card(s). You will be prompted to follow a simple set of instructions. Proxies voted on the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

               Shares of the Funds may be held by certain separate accounts of insurance companies to fund benefits payable under certain variable annuity contracts and variable life insurance policies ("variable contracts"). Your insurance company may request that you provide it with voting instructions for your beneficially held shares of any such separate account. If you do not provide voting instructions to your insurance company, it may vote all of the shares held in that separate account in the same proportions as the voting actually received from other variable contract holders for that separate account.

QUORUM AND VOTING

               Under the terms of the current Trust Instrument, one-third of the shares entitled to vote shall be a quorum for the transaction of business at the Meeting. In the event a quorum is not present at the Meeting or in the event a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is not present, the persons named as proxies will vote those proxies that they are entitled to vote "FOR" each item for the proposed adjournment and will vote those proxies required to be voted "AGAINST" each item against the adjournment.

               Votes to "ABSTAIN" will count toward establishing a quorum. However, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast "FOR" the proposal. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) and votes to "ABSTAIN" will have the same effect as shares voted against a proposal.

INVESTMENT ADVISER, ADMINISTRATOR, AND DISTRIBUTOR

               Janus, 100 Fillmore Street, Denver, Colorado 80206, serves as the Funds' Investment Adviser and Administrator. Janus Distributors, 100 Fillmore Street, Denver, Colorado 80206, serves as the Funds' Distributor.

PRINCIPAL HOLDERS OF VOTING SECURITIES

               The officers and Trustees of the Funds cannot directly own shares of the Funds. Shares can be purchased only through retirement plans, brokers, bank trust departments, financial advisers or other similar financial intermediaries. As a result, such officers and trustees as a group own less than 1% of the outstanding shares of each Fund. As of October 19, 2001, the person(s) or group(s) known by the Trust to be the beneficial owner of more than 5% of a Fund's outstanding voting securities were:

Fund                                  Shareholder Name and Address of Record   Percent Held
-------------------------------------------------------------------------------------------
Janus Adviser Aggressive Growth Fund  Delaware Charter Guarantee & Trust          46.70%
                                      Principal Life
                                      P.O. Box 8704
                                      Wilmington, DE 19899-8704
Janus Adviser Balanced Fund           American Express Trust Company               7.07%
                                      Trustee FBO American Express Trust
                                      Company 401(k) Retirement
                                      Services Plans
                                      P.O. Box 534 - N10/996
                                      Minneapolis, MN 55440
                                      Connecticut General Life Insurance Co.      30.17%
                                      P.O. Box 2975 H19B
                                      Hartford, CT 06104-2975
Janus Adviser Capital Appreciation    Delaware Charter Guarantee & Trust          40.69%
  Fund                                Principal Life
                                      P.O. Box 8706
                                      Wilmington, DE 19899-8706
                                      Kemper Service Co.                          13.07%
                                      Master Account
                                      FBO Participating Kemflex Plans
                                      811 Main Street, Floor 7
                                      Kansas City, MO 64105-2005
Janus Adviser Core Equity Fund        Fidelity Investments Institutional          11.02%
                                      Operations Company, Inc.
                                      for Bellco Drug Corporation 401(k)
                                      Retirement Savings Plan
                                      100 Magellan Way, #KW1C
                                      Covington, KY 41015-1999
                                      Fidelity Investments Institutional           7.55%
                                      Operations Company, Inc.
                                      Agent for Sanders Sanders Block &
                                      Woycik 401(k) Retirement
                                      Savings Plan
                                      100 Magellan Way, #KW1C
                                      Covington, KY 41015-1987
                                      Fidelity Investments Institutional           5.36%
                                      Operations Company, Inc.
                                      As Agent FBO ETS, Inc., 401(k) Plan
                                      100 Magellan Way, #KW1C
                                      Covington, KY 41015-1987

Fund                                  Shareholder Name and Address of Record   Percent Held
-------------------------------------------------------------------------------------------
Janus Adviser Core Equity Fund        Firstar Trust Co.                            5.47%
(continued)                           FBO Muggs & Co.
                                      P.O. Box 1787
                                      Milwaukee, WI 53201-1787
                                      First Citizens Bank & Trust Co.             11.28%
                                      FBO Wake Internal Medicine 401(k)
                                      100 Tryon Road
                                      Raleigh, NC 27603-3526
                                      Nationwide Trust Company, FSB                7.08%
                                      c/o IPO Portfolio Accounting
                                      P.O. Box 182029
                                      Columbus, OH 43218-2029
                                      Charles Schwab & Co., Inc.                  24.61%
                                      Special Custody Account FBO Customers
                                      101 Montgomery Street
                                      San Francisco, CA 94104-4122
                                      Wells Fargo Bank MN, NA                      5.65%
                                      FBO Dixie Electric PSP 401(k)
                                      P.O. Box 1533
                                      Minneapolis, MN 55480-1533
Janus Adviser Flexible Income Fund    Fidelity Investments Institutional           5.06%
                                      Operations Company, Inc. Agent for
                                      United Natural Foods, Inc.,
                                      Retirement Plan
                                      100 Magellan Way, #KW1C
                                      Covington, KY 41015-1999
                                      ING National Trust                          16.50%
                                      Aetna Central Valuation Unit TN41
                                      151 Farmington Ave.
                                      Hartford, CT 06156-0001
                                      Saxon & Co.                                 22.75%
                                      FBO 91 Vested Interest Omnibus Asset
                                      P.O. Box 7780-1888
                                      Philadelphia, PA 19182-0001
                                      Charles Schwab & Co., Inc.                  20.11%
                                      Special Custody Account FBO Customers
                                      101 Montgomery Street
                                      San Francisco, CA 94104-4122
Janus Adviser Global Value Fund       Janus Capital Corporation                   95.36%
                                      100 Fillmore Street
                                      Denver, CO 80206-4928
Janus Adviser Growth Fund             Connecticut General Life Insurance Co.      24.68%
                                      P.O. Box 2975 H19B
                                      Hartford, CT 06104-2975

Fund                                  Shareholder Name and Address of Record   Percent Held
-------------------------------------------------------------------------------------------
Janus Adviser Growth Fund             Kemper Service Co.                           6.23%
(continued)                           Master Account
                                      FBO Participating Kemflex Plans 811
                                      Main Street, Floor 7
                                      Kansas City, MO 64105-2005
Janus Adviser Growth and              Penfirn Co.                                  7.00%
                                      Income Fund
                                      P.O. Box 3128
                                      Omaha, NE 68103-0128
                                      Prudential Securities, Inc.                 10.02%
                                      For the Exclusive Benefit of
                                      Customers - PC
                                      1 New York Plaza
                                      New York, NY 10004-1901
                                      Charles Schwab and Co., Inc.                38.12%
                                      Special Custody Account FBO Customers
                                      101 Montgomery Street
                                      San Francisco, CA 94104-4122
Janus Adviser International Fund      Minnesota Life Insurance Co.                 9.36%
                                      Elizabeth Sabastiao & Louis Clare &
                                      Vince Montana,
                                      Trustee FBO 401(k)
                                      400 North Robert Street
                                      St. Paul, MN 55101-2015
                                      Charles Schwab and Company, Inc.            10.76%
                                      Special Custody Account FBO Customers
                                      101 Montgomery Street
                                      San Francisco, CA 94104-4122
Janus Adviser Money Market Fund       Circle Trust Company                        22.85%
                                      Custodian for Grey Eagle Distributors
                                      Defined Contribution Plan
                                      One Station Place
                                      Stamford, CT 06902-6800
                                      Sterling Trust Company as Agent             10.05%
                                      Commerce Bank, NA, Trustee FBO
                                      Gray Automotive Products Company
                                      1380 Lawrence Street, Suite 1400
                                      Denver, CO 80204-2060
                                      Wilmington Trust Company                     8.25%
                                      Trustee FBO Butler, Rubin,
                                      Saltarelli & Boyd Employee
                                      Profit Sharing Plan
                                      P.O. Box 8880
                                      Wilmington, DE 19899-8880

Fund                                  Shareholder Name and Address of Record   Percent Held
-------------------------------------------------------------------------------------------
Janus Adviser Strategic Value Fund    Janus Capital Corporation                   84.74%
                                      100 Fillmore Street
                                      Denver, CO 80206-4928
                                      Charles Schwab and Co., Inc.                 8.53%
                                      Special Custody Account FBO Customers
                                      101 Montgomery Street
                                      San Francisco, CA 94104-4122
Janus Adviser Worldwide Fund          Connecticut General Life Insurance Co.       9.53%
                                      P.O. Box 2975
                                      Hartford, CT 06104-2975
                                      First Union National Bank                    9.33%
                                      Custodian for Various Retirement Plans
                                      1525 West WT Harris Blvd.
                                      Charlotte, NC 28262-8522
                                      State Street Bank & Trust                   24.45%
                                      FBO ADP Daily Valuation 401(k) Plan
                                      200 Newport Ave., Ext. JQ7
                                      North Quincy, MA 02171-2145

               The ownership is by nominee only and does not represent beneficial ownership of such shares, with the exception of Janus' ownership.

INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP ("PwC") is the independent accountant for the Trust. PwC examines the financial statements for the Funds and may provide other non-audit and tax-related services to the Funds. In accordance with Independence Standards Board Standard No. 1, PwC has confirmed to the Trust's audit committee that they are independent accountants with respect to the Funds. Representatives of PwC are expected to be present at the Meeting to respond to appropriate shareholder questions and will have the opportunity to make a statement if desired.

               FUND RELATED FEES

               Audit Fees. For the Trust's most recent fiscal year ended July 31, 2001, the approximate fee for professional services rendered for the audit of the Funds' annual financial statements was $89,000.

               All Other Fees. For the Trust's most recent fiscal year ended July 31, 2001, PwC was paid approximately $4,000 for all other services, including tax-related and other accounting services, rendered to the Funds.

               NON-FUND RELATED FEES

               All Other Fees. For the Trust's most recent fiscal year ended July 31, 2001, PwC was paid approximately $46,500 for all other non-audit services rendered on behalf of Janus Service Corporation, a wholly-owned subsidiary of Janus.

SUBMISSION OF SHAREHOLDER PROPOSALS

               The Trust does not generally hold annual shareholders' meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular shareholders' meetings, the anticipated date of the next special shareholders meeting (if any) cannot be provided. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholders' meeting of the Trust or any Fund should send their written proposals to the secretary of the Trust at the address set forth on the cover of this proxy statement. Proposals must be received a reasonable time before the Trust begins to print and mail its proxy materials for the meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

               The trustees do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named as proxies will vote on such other matter(s) in accordance with their judgment.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY IN ORDER TO AVOID UNNECESSARY DELAY AND COST. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

               November 9, 2001                             JANUS ADVISER SERIES

EXHIBIT A

EXECUTIVE OFFICERS OF JANUS ADVISER SERIES
--------------------------------------------------------------------------------

                              Principal occupation                                  Year of
Name (age)                      for last 5 years        Positions with the Funds  Appointment
---------------------------------------------------------------------------------------------
Thomas H. Bailey (64)      Chairman, President, Chief   Trustee, President and       2000
                           Executive Officer and        Chairman
                           Director of Janus.
                           Formerly, Director
                           (1997-2001) of Janus
                           Distributors, Inc. and
                           President (1994-1997) of
                           Janus Service Corporation.
Thomas A. Early (46)       Vice President, General      Vice President and           2000
                           Counsel and Secretary of     General Counsel
                           Janus; Vice President,
                           General Counsel, Secretary
                           and Director of Janus
                           Distributors, Inc., Janus
                           Service Corporation, Janus
                           Capital International
                           Ltd., Janus Institutional
                           Services, Inc., and Janus
                           International Holding
                           Company; Vice President,
                           General Counsel and
                           Director to Janus
                           International (Asia)
                           Limited and Janus
                           International Limited;
                           Vice President, General
                           Counsel and Secretary for
                           The Janus Foundation and
                           Director for Janus Capital
                           Trust Manager Limited and
                           Janus World Funds.
                           Formerly, Executive Vice
                           President and General
                           Counsel/Mutual Funds
                           (1994-1998) of Prudential
                           Insurance Company.

                              Principal occupation                                  Year of
Name (age)                      for last 5 years        Positions with the Funds  Appointment
---------------------------------------------------------------------------------------------
Loren M. Starr (40)        Vice President of Finance,   Vice President and Chief     2001
                           Treasurer and Chief          Financial Officer
                           Financial Officer of
                           Janus. Formerly, Managing
                           Director, Treasurer and
                           Head of Corporate Finance
                           and Reporting (1998-2001)
                           for Putnam Investments;
                           and Senior Vice President
                           of Financial Planning and
                           Analysis (1996-1998) for
                           Lehman Brothers, Inc.
Glenn P. O'Flaherty (43)   Vice President of Janus.     Treasurer and Chief          2000
                           Formerly, Director of Fund   Accounting Officer
                           Accounting (1991-1997) of
                           Janus.
Kelley Abbott Howes (36)   Vice President and           Vice President and           2000
                           Assistant General Counsel    Secretary
                           of Janus, Janus
                           Distributors, Inc., and
                           Janus Service Corporation.
                           Formerly, Assistant Vice
                           President (1997-1999) of
                           Janus; Chief Compliance
                           Officer, Director and
                           President (1997-1999) of
                           Janus Distributors, Inc.;
                           and Assistant Vice
                           President (1998-2000) of
                           Janus Service Corporation.
Bonnie M. Howe (36)        Vice President and           Vice President               2000
                           Assistant General Counsel
                           of Janus, Janus
                           Distributors, Inc., and
                           Janus Service Corporation.
                           Formerly, Assistant Vice
                           President (1997-1999) and
                           Associate Counsel (1995-
                           1999) for Janus and
                           Assistant Vice President
                           (1998-2000) for Janus
                           Service Corporation.
Heidi J. Walter (34)       Vice President and           Vice President               2000
                           Assistant General Counsel
                           of Janus and Janus Service
                           Corporation. Formerly,
                           Vice President and Senior
                           Legal Counsel (1995-1999)
                           for Stein Roe & Farnham
                           Inc.

                              Principal occupation                                  Year of
Name (age)                      for last 5 years        Positions with the Funds  Appointment
---------------------------------------------------------------------------------------------
Laurence J. Chang (36)     Vice President of Janus.     Executive Vice President     2000
                           Formerly, Analyst (1993-     and Portfolio Manager
                           1998) for Janus.             Janus Adviser Worldwide
                                                        Fund
David J. Corkins (35)      Vice President of Janus.     Executive Vice President     2000
                           Formerly, Analyst (1995-     and Portfolio Manager
                           1997) for Janus.             Janus Adviser Growth and
                                                        Income Fund
David C. Decker (35)       Vice President of Janus.     Executive Vice President     2000
                           Formerly, Analyst (1992-     and Portfolio Manager
                           1996) for Janus.             Janus Adviser Strategic
                                                        Value Fund
James P. Goff (37)         Vice President of Janus.     Executive Vice President     2000
                                                        and Portfolio Manager
                                                        Janus Adviser
                                                        Aggressive Growth Fund
Helen Young Hayes (39)     Vice President and           Executive Vice President
                           Director of Janus.           and Portfolio Manager
                                                        Janus Adviser                2000
                                                        International Fund Janus
                                                        Adviser Worldwide Fund       2000
Brent A. Lynn (37)         Vice President of Janus.     Executive Vice President     2001
                           Formerly, Analyst (1991-     and Portfolio Manager
                           2001) for Janus.             Janus Adviser
                                                        International Fund
Karen L. Reidy (34)        Vice President of Janus.     Executive Vice President
                           Formerly, Analyst (1995-     and Portfolio Manager
                           1999) for Janus.             Janus Adviser Balanced       2000
                                                        Fund
                                                        Janus Adviser Core           2000
                                                        Equity Fund
Blaine P. Rollins (34)     Vice President of Janus.     Executive Vice President     2000
                                                        and Portfolio Manager
                                                        Janus Adviser Growth
                                                        Fund
Scott W. Schoelzel (43)    Vice President of Janus.     Executive Vice President     2000
                                                        and Portfolio Manager
                                                        Janus Adviser Capital
                                                        Appreciation Fund
Ronald V. Speaker* (37)    Vice President of Janus.     Executive Vice President     2000
                                                        and Portfolio Manager
                                                        Janus Adviser Flexible
                                                        Income Fund

---------------
* In January 1997, Mr. Speaker settled an administrative action involving two personal trades made by him in January 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement, and interest payments totaling $37,199 and to a 90-day suspension, which ended on April 25, 1997.

                              Principal occupation                                  Year of
Name (age)                      for last 5 years        Positions with the Funds  Appointment
---------------------------------------------------------------------------------------------
J. Eric Thorderson (40)    Vice President of Janus.     Executive Vice President     2000
                           Formerly, Senior Analyst     and Portfolio Manager
                           (1996-1999) for Janus.       Janus Adviser Money
                                                        Market Fund
Jason P. Yee (32)          Vice President of Janus.     Executive Vice President     2001
                           Formerly, Portfolio          and Portfolio Manager
                           Manager and Managing         Janus Adviser Global
                           Director (1996-2000) of      Value Fund
                           Bee & Associates and
                           Assistant Portfolio
                           Manager (1996 and 2000)
                           for Janus. Formerly,
                           Analyst (1992-1996 and
                           2001) for Janus.

EXHIBIT B

FORM OF JANUS ADVISER SERIES
INVESTMENT ADVISORY AGREEMENT
[NAME OF FUND]
--------------------------------------------------------------------------------

               THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this
                 day of           , 2002, between JANUS ADVISER SERIES, a
               Delaware business trust (the "Trust"), and JANUS CAPITAL CORPORATION, a Colorado corporation ("JCC").

                                     W I T N E S S E T H:

               WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

               WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the [NAME OF FUND] (the "Fund"); and

               WHEREAS, the Trust and JCC deem it mutually advantageous that JCC should assist the Trustees and officers of the Trust in the management of the securities portfolio of the Fund.

               NOW, THEREFORE, the parties agree as follows:

               1. INVESTMENT ADVISORY SERVICES. JCC shall furnish continuous advice and recommendations to the Fund as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCC shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust Instrument, bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, JCC shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment recommendations of JCC, and the investment considerations which have given rise to those recommendations. JCC shall supervise the purchase and sale of securities as directed by the appropriate officers of the Trust.

               2. OTHER SERVICES. JCC is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Fund. JCC is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCC to be necessary or desirable. JCC shall generally monitor and report to Fund officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the Securities Act of 1933, as amended. JCC shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCC is also authorized, subject to review by the Trustees, to furnish such other services as JCC shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

               3. OBLIGATIONS OF TRUST. The Trust shall have the following obligations under this Agreement:

                   (a) to keep JCC continuously and fully informed as to the
                       composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

                   (b) to furnish JCC with a certified copy of any financial
                       statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

                   (c) to furnish JCC with any further materials or information which JCC may reasonably request to enable it to perform its function under this Agreement; and

                   (d) to compensate JCC for its services and reimburse JCC for its expenses incurred hereunder in accordance with the provisions hereof.

               [FOR JANUS ADVISER AGGRESSIVE GROWTH FUND, JANUS ADVISER BALANCED FUND, JANUS ADVISER CAPITAL APPRECIATION FUND, JANUS ADVISER CORE EQUITY FUND, JANUS ADVISER GLOBAL VALUE FUND, JANUS ADVISER GROWTH FUND, JANUS ADVISER GROWTH AND INCOME FUND, JANUS ADVISER INTERNATIONAL FUND, JANUS ADVISER STRATEGIC VALUE FUND AND JANUS ADVISER WORLDWIDE FUND]:

               4. COMPENSATION. The Trust shall pay to JCC for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.65% of the daily closing net asset value of the Fund (1/366 of 0.65% of the daily closing net asset value of the Fund in a leap year).

               [FOR JANUS ADVISER FLEXIBLE INCOME FUND]:

               4. COMPENSATION. The Trust shall pay to JCC for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.65% of the first $300,000,000 of the daily closing net asset value of the Fund, plus 1/365 of 0.55% of the daily closing net asset value of the Fund in excess of $300,000,000 (1/366 of 0.65% of the first $300,000,000 of the daily closing net asset value of the Fund, plus 1/366 of 0.55% of the daily closing net asset value of the Fund in excess of $300,000,000 in a leap year).

               [FOR JANUS ADVISER MONEY MARKET FUND]:

               4. COMPENSATION. The Trust shall pay to JCC for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.25% of the daily closing net asset value of the Fund (1/366 of 0.25% of the daily closing net asset value of the Fund in a leap year).

               5. EXPENSES BORNE BY JCC. In addition to the expenses which JCC may incur in the performance of its investment advisory functions under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCC shall incur and pay the follow-ing expenses relating to the Fund's operations without reimbursement from the Fund:

                   (a) Reasonable compensation, fees and related expenses of the
                       Trust's officers and its Trustees, except for such Trustees who are not interested persons of JCC; and

                   (b) Rental of offices of the Trust.

               6. EXPENSES BORNE BY THE TRUST. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCC pursuant to Sections 2 and 5 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not interested persons of JCC; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCC or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization.

               7. TREATMENT OF INVESTMENT ADVICE. The Trust shall treat the investment advice and recommendations of JCC as being advisory only, and shall retain full control over its own investment policies. However, the Trustees may delegate to the appropriate officers of the Trust, or to a committee of the Trustees, the power to authorize purchases, sales or other actions affecting the portfolio of the Fund in the interim between meetings of the Trustees.

               8. TERMINATION. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCC at its principal place of business. This Agreement may be terminated by JCC at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCC does not continue to provide investment advice to the Fund after such termination.

               9. ASSIGNMENT. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

               10. TERM. This Agreement shall continue in effect until July 1,
                   2002, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Trust. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to July 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

               11. AMENDMENTS. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of JCC and, if required by appli-cable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

               12. OTHER SERIES. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

               13. LIMITATION OF PERSONAL LIABILITY. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

               14. LIMITATION OF LIABILITY OF JCC. JCC shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, "JCC" shall include any affiliate of JCC performing services for the Trust contemplated hereunder and directors, officers and employees of JCC and such affiliates.

               15. ACTIVITIES OF JCC. The services of JCC to the Trust hereunder are not to be deemed to be exclusive, and JCC and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCC as directors, officers and shareholders of JCC, that directors, officers, employees and shareholders of JCC are or may become similarly interested in the Trust, and that JCC may become interested in the Trust as a shareholder or otherwise.

               16. CERTAIN DEFINITIONS. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

               IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                                           JANUS CAPITAL CORPORATION

                                           By: ---------------------------------
                                              Thomas A. Early, Vice President

                                           JANUS ADVISER SERIES

                                           By: ---------------------------------
                                              Thomas H. Bailey, President

EXHIBIT C

FUNDS ADVISED/SUBADVISED BY JANUS

--------------------------------------------------------------------------------

TABLE ONE - FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL OR LONG-TERM CAPITAL
            APPRECIATION

                                         Net Assets (Millions)              Advisory Fee
Name of Fund                            as of September 30, 2001   (% of average daily net assets)
--------------------------------------------------------------------------------------------------
AAL Variable Product Series Fund,              $     6.7           0.55% first $100 million(*)
 Inc. --                                                           0.50% next $400 million
AAL Aggressive Growth Portfolio                                    0.45% over $500 million

The AAL Mutual Funds --                        $    39.5           0.55% first $100 million(*)
AAL Aggressive Growth Fund                                         0.50% next $400 million
                                                                   0.45% over $500 million

American Skandia Trust --                      $   543.0           0.50% on all assets(*)
AST Janus Overseas Growth Portfolio

American Skandia Trust --                      $    52.2           0.55% first $100 million(*)
AST Janus Mid-Cap Growth Portfolio                                 0.50% next $400 million
                                                                   0.45% next $1.5 billion
                                                                   0.40% next $3 billion
                                                                   0.375% next $5 billion
                                                                   0.35% over $10 billion

American Skandia Trust --                      $    29.7           0.55% first $100 million(*)
AST Janus Strategic Value Portfolio                                0.50% next $400 million
                                                                   0.45% next $1.5 billion
                                                                   0.40% next $3 billion
                                                                   0.375% next $5 billion
                                                                   0.35% over $10 billion

American Skandia Advisor Funds,                $ 1,035.6           0.50% first $500 million(*)
 Inc. --                                                           0.45% next $500 million
ASAF Janus Capital Growth Fund                                     0.40% next $4 billion
                                                                   0.35% over $5 billion

American Skandia Advisor Funds,                $   250.0           0.50% on all assets(*)
 Inc. --
ASAF Janus Overseas Growth Fund

American Skandia Advisor Funds,                $    19.2           0.55% first $100 million(*)
 Inc. --                                                           0.50% next $400 million
ASAF Janus Mid-Cap Growth Fund                                     0.45% next $1.5 billion
                                                                   0.40% next $3 billion
                                                                   0.375% next $5 billion
                                                                   0.35% over $10 billion

The GCG Trust --                               $   979.7           0.55% first $100 million(*)
Growth Portfolio                                                   0.50% next $400 million
                                                                   0.45% over $500 million
                                                                   0.425% next $2 billion
                                                                   0.40% over $3 billion

---------------
(*) Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.

TABLE ONE - FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL OR LONG-TERM CAPITAL
            APPRECIATION (CONTINUED)

                                         Net Assets (Millions)              Advisory Fee
Name of Fund                            as of September 30, 2001   (% of average daily net assets)
--------------------------------------------------------------------------------------------------
The GCG Trust --                               $    19.5           0.55% first $100 million(*)
Special Situations Portfolio                                       0.50% next $400 million
                                                                   0.45% over $500 million

IDEX Mutual Funds --                           $   167.1           0.50% first $750 million(*)(+)
IDEX Janus Capital Appreciation Fund                               0.45% next $250 million
                                                                   0.425% over $1 billion

Janus Core Equity Fund                         $   711.0           0.65%
Janus Enterprise Fund                          $ 2,945.3           0.65%
Janus Global Life Sciences Fund                $ 2,375.5           0.65%
Janus Global Technology Fund                   $ 1,968.7           0.65%
Janus Global Value Fund                        $    56.4           0.65%
Janus Mercury Fund                             $ 7,875.7           0.65%
Janus Olympus Fund                             $ 2,942.9           0.65%
Janus Orion Fund                               $   561.6           0.65%
Janus Overseas Fund                            $ 4,868.5           0.65%
Janus Special Situations Fund                  $   907.0           0.65%
Janus Strategic Value Fund                     $ 1,877.7           0.65%
Janus Twenty Fund                              $14,362.7           0.65%
Janus Venture Fund                             $   966.1           0.65%
Janus Aspen Aggressive Growth                  $ 1,973.8           0.65%
  Portfolio
Janus Aspen Capital Appreciation               $ 1,126.6           0.65%
  Portfolio
Janus Aspen Core Equity Portfolio              $    12.6           0.65%(++)
Janus Aspen Global Life Sciences               $    42.4           0.65%(++)
  Portfolio

---------------

(*) Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.
(+) For purposes of an expense limit, Janus has agreed to waive a portion of its subadvisory fee to the extent that, in any fiscal year, the total cost to the fund of normal operating expenses chargeable to its income account, including the investment advisory fee, but excluding brokerage commissions, interest, taxes, and 12b-1 fees exceeds 1.50% of the fund's daily net assets.
(++) Janus has agreed by contract to waive the advisory fee in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding distribution fees (applicable to Service Shares only), brokerage commissions, interest, taxes and extraordinary expenses exceed the agreed-upon expense limit. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the expense limit. Janus has agreed to continue such waivers until at least the next annual renewal of the advisory agreement (anticipated to be on or around July 1, 2002).

TABLE ONE - FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL OR LONG-TERM CAPITAL
            APPRECIATION (CONTINUED)

                                         Net Assets (Millions)              Advisory Fee
Name of Fund                            as of September 30, 2001   (% of average daily net assets)
--------------------------------------------------------------------------------------------------
Janus Aspen Global Technology                  $   204.1           0.65%(++)
  Portfolio
Janus Aspen Global Value Fund                  $     1.8           0.65%(++)
Janus Aspen International Growth Fund          $ 1,232.6           0.65%
Janus Aspen Strategic Value Portfolio          $    13.4           0.65%(++)
Janus Adviser Aggressive Growth Fund           $   262.0           0.65%(#)
Janus Adviser Capital Appreciation             $   221.6           0.65%(#)
  Fund
Janus Adviser Core Equity Fund                 $     7.5           0.65%(#)
Janus Adviser Global Value Fund                $     1.8           0.65%(sec.)
Janus Adviser International Fund               $   386.9           0.65%(#)
Janus Adviser Strategic Value Fund             $     4.4           0.65%(sec.)

JNL Series Trust --                            $   407.0           0.55% first $100 million(*)
JNL/Janus Aggressive Growth Series                                 0.50% next $400 million
                                                                   0.45% over $500 million

JNL Series Trust --                            $   232.3           0.55% first $100 million(*)
JNL/Janus Capital Growth Series                                    0.50% next $400 million
                                                                   0.45% over $500 million

John Hancock Variable Series Trust             $   212.5           0.55% first $100 million(*)
 I --                                                              0.50% next $400 million
Mid Cap Growth Fund                                                0.45% over $500 million

Manufacturers Investment Trust --              $   109.1           0.55% first $100 million(*)
Dynamic Growth Trust                                               0.50% next $400 million
                                                                   0.45% over $500 million

MassMutual Institutional Funds --              $   121.1           0.55% first $100 million(*)
MassMutual Aggressive Growth Fund                                  0.50% next $400 million
                                                                   0.45% over $500 million

---------------
(++) Janus has agreed by contract to waive the advisory fee in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding distribution fees (applicable to Service Shares only), brokerage commissions, interest, taxes and extraordinary expenses exceed the agreed-upon expense limit. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the expense limit. Janus has agreed to continue such waivers until at least the next annual renewal of the advisory agreement (anticipated to be on or around July 1, 2002).
(#) Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.
(sec.) Until at least the next annual renewal of the advisory agreement
       (anticipated to be on or around July 1, 2002), provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.
(*) Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.

TABLE ONE - FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL OR LONG-TERM CAPITAL
            APPRECIATION (CONTINUED)

                                         Net Assets (Millions)              Advisory Fee
Name of Fund                            as of September 30, 2001   (% of average daily net assets)
--------------------------------------------------------------------------------------------------
Metropolitan Series Fund, Inc. --              $   930.5           0.55% first $100 million(*)
Janus Mid-Cap Portfolio                                            0.50% next $400 million
                                                                   0.45% over $500 million

Met Investors Series Trust --                  $     7.8           0.55% first $100 million(*)
Janus Aggressive Growth Portfolio                                  0.50% next $400 million
                                                                   0.45% over $500 million

Ohio National Fund, Inc. --                    $    14.1           0.55% first $100 million(*)
Aggressive Growth Portfolio                                        0.50% next $400 million
                                                                   0.45% over $500 million

Pacific Select Fund --                         $ 2,076.0           0.55% first $100 million(*)
Growth LT Portfolio                                                0.50% next $400 million
                                                                   0.45% over $500 million

Pacific Select Fund --                         $    42.5           0.55% first $100 million(*)
Focused 30 Portfolio                                               0.50% next $400 million
                                                                   0.45% over $500 million

Pacific Select Fund --                         $    67.0           0.55% first $100 million(*)
Strategic Value Portfolio                                          0.50% next $400 million
                                                                   0.45% over $500 million

The Phoenix Edge Series Fund --                $    18.6           0.55% first $100 million(*)
Phoenix-Janus Core Equity Series                                   0.50% next $400 million
                                                                   0.45% over $500 million

The Travelers Series Trust --                  $ 1,188.9           0.55% first $100 million(*)
Capital Appreciation Fund                                          0.50% next $400 million
                                                                   0.45% over $500 million

WM Group of Funds --                           $   568.0           0.55% first $25 million(*)
Growth Fund                                                        0.50% next $475 million
                                                                   0.45% over $500 million

WM Variable Trust --                           $   158.1           0.55% first $25 million(*)
Growth Fund                                                        0.50% next $475 million
                                                                   0.45% over $500 million

---------------
(*) Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.

TABLE TWO - FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL CONSISTENT WITH THE PRESERVATION OF CAPITAL

                                          Net Assets (Millions) as            Advisory Fee
Name of Fund                               of September 30, 2001     (% of average daily net assets)
----------------------------------------------------------------------------------------------------
Aegon/Transamerica Series Fund, Inc. --          $   988.9           (*)
Janus Global Portfolio

American Skandia Trust --                        $ 2,149.1           0.50% first $500 million(+)
JanCap Growth Portfolio                                              0.45% next $500 million
                                                                     0.40% next $4 billion
                                                                     0.35% over $5 billion

IDEX Mutual Funds --                             $   884.3           0.50% first $750 million(+)
IDEX Janus Global Fund                                               0.45% next $250 million
                                                                     0.425% over $1 billion

Janus Fund                                       $23,323.4           0.65%
Janus Fund 2                                     $   362.4           0.65%
Janus Worldwide Fund                             $19,956.7           0.65%
Janus Aspen Growth Portfolio                     $ 2,388.4           0.65%
Janus Aspen Worldwide Growth Portfolio           $ 5,248.5           0.65%
Janus Adviser Growth Fund                        $   221.5           0.65%(++)
Janus Adviser Worldwide Fund                     $   838.4           0.65%(++)

JNL Series Trust --                              $   366.3           0.55% first $100 million(+)
Global Equities Series                                               0.50% next $400 million
                                                                     0.45% over $500 million

Lincoln National Capital Appreciation            $ 1,002.8           0.55% first $100 million(+)
 Fund, Inc. --                                                       0.50% next $400 million
Capital Appreciation Fund                                            0.45% over $500 million

Metropolitan Series Fund, Inc. --                $     6.3           0.55% first $100 million(+)
Janus Growth Portfolio                                               0.50% next $400 million
                                                                     0.45% over $500 million

---------------
(*) Janus receives a fee equal to 50% of the fee received by the primary investment adviser.
(+) Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.
(++) Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

TABLE THREE - FUNDS SEEKING LONG-TERM CAPITAL GROWTH AND CURRENT INCOME

                                          Net Assets (Millions)              Advisory Fee
Name of Fund                             as of September 30, 2001   (% of average daily net assets)
---------------------------------------------------------------------------------------------------
The GCG Trust --                                $    66.0           0.55% first $100 million(*)
Growth and Income Portfolio                                         0.50% next $400 million
                                                                    0.45% over $500 million

IDEX Mutual Funds --                            $    18.6           0.55% first $100 million(*)(+)
IDEX Janus Growth and Income Fund                                   0.50% next $400 million
                                                                    0.45% over $500 million

Janus Growth and Income Fund                    $ 6,352.9           0.65%
Janus Aspen Growth and Income Portfolio         $   157.8           0.65%
Janus Adviser Growth and Income Fund            $    41.5           0.65%(++)

JNL Series Trust --                             $    19.1           0.55% first $100 million(*)
JNL Growth and Income Series                                        0.50% next $400 million
                                                                    0.45% over $500 million

Scudder Variable Series II --                   $   132.8           0.55% first $100 million(*)
SVS Growth and Income Portfolio                                     0.50% next $400 million
                                                                    0.45% over $500 million

---------------
(*) Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.
(+) For purposes of an expense limit, Janus has agreed to waive a portion of its subadvisory fee to the extent that, in any fiscal year, the total cost to the fund of normal operating expenses chargeable to its income account, including the investment advisory fee, but excluding brokerage commissions, interest, taxes, and 12b-1 fees exceeds 1.40% of the fund's daily net assets.
(++) Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

TABLE FOUR - FUNDS SEEKING LONG-TERM CAPITAL GROWTH, CONSISTENT WITH PRESERVATION OF CAPITAL AND BALANCED BY CURRENT INCOME

                                           Net Assets (Millions)              Advisory Fee
Name of Fund                              as of September 30, 2001   (% of average daily net assets)
----------------------------------------------------------------------------------------------------
IDEX Mutual Funds --                             $   469.5           0.50% first $750 million(*)(+)
IDEX Janus Balanced Fund                                             0.45% next $250 million
                                                                     0.425% over $1 billion

Janus Balanced Fund                              $ 4,323.5           0.65%
Janus Aspen Balanced Portfolio                   $ 3,340.9           0.65%
Janus Adviser Balanced Fund                      $   521.2           0.65%(++)

Jefferson Pilot Variable Funds, Inc. --          $    63.9           0.55% first $100 million(*)
JPVF Balanced Portfolio                                              0.50% next $400 million
                                                                     0.45% over $500 million

JNL Series Trust --                              $    69.9           0.55% first $100 million(*)
JNL/Janus Balanced Series                                            0.50% next $400 million
                                                                     0.45% over $500 million

---------------

(*) Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.
(+) For purposes of an expense limit, Janus has agreed to waive a portion of its subadvisory fee to the extent that, in any fiscal year, the total cost to the fund of normal operating expenses chargeable to its income account, including the investment advisory fee, but excluding brokerage commissions, interest, taxes, and 12b-1 fees exceeds 1.50% of the fund's daily net assets.

(++) Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

TABLE FIVE - FUNDS SEEKING CURRENT INCOME

                                          Net Assets (Millions)              Advisory Fee
Name of Fund                             as of September 30, 2001   (% of average daily net assets)
---------------------------------------------------------------------------------------------------
Janus Federal Tax-Exempt Fund                   $   121.8           0.60% of first $300 million(#)
                                                                    0.55% over $300 million

Janus High-Yield Fund                           $   398.2           0.75% of first $300 million(#)
                                                                    0.65% over $300 million

Janus Short-Term Bond Fund                      $   498.6           0.65% of first $300 million(#)
                                                                    0.55% over $300 million

---------------
(#) Janus has agreed to waive a portion of its advisory fee until at least the next annual review of the advisory agreements (anticipated to be July 1, 2002).

TABLE SIX - FUNDS SEEKING TOTAL RETURN

                                          Net Assets (Millions)               Advisory Fee
Name of Fund                             as of September 30, 2001    (% of average daily net assets)
-----------------------------------------------------------------------------------------------------
IDEX Mutual Funds --                            $    81.4           0.45% first $100 million(*)(+)
IDEX Janus Flexible Income Fund                                     0.40% next $150 million
                                                                    0.35% over 250 million

Janus Flexible Income Fund                      $ 1,257.0           0.65% of first $300 million(++)
                                                                    0.55% over $300 million

Janus Aspen Flexible Income Portfolio           $   366.2           0.65% of first $300 million(#)
                                                                    0.55% over $300 million

Janus Adviser Flexible Income Fund              $     7.6           0.65% of first $300 million(sec.)
                                                                    0.55% over $300 million

The Phoenix Edge Series Fund --                 $    23.5           0.55% first $100 million(*)
Phoenix-Janus Flexible Income Series                                0.50% next $400 million
                                                                    0.45% over $500 million

---------------
(*) Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.
(+) For purposes of an expense limit, Janus has agreed to waive a portion of its subadvisory fee to the extent that, in any fiscal year, the total cost to the fund of normal operating expenses chargeable to its income account, including the investment advisory fee, but excluding brokerage commissions, interest, taxes, and 12b-1 fees exceeds 1.50% of the fund's daily net assets.
(++) Janus has agreed to waive a portion of its advisory fee until at least the next annual review of the advisory agreement (anticipated to be on or around July 1, 2002).
(#) Janus has agreed to by contract to waive the advisory fee in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding distribution fees (applicable to Service Shares only) brokerage commissions, interest, taxes and extraordinary expenses exceed the agreed-upon expense limit. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the expense limit. Janus has agreed to continue such waivers until at least the next annual renewal of the advisory agreement (anticipated to be on or around July 1, 2002).
(sec.) Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

TABLE SEVEN - FUNDS SEEKING MAXIMUM CURRENT INCOME TO EXTENT CONSISTENT WITH STABILITY OF CAPITAL

                                             Net Assets (Millions)              Advisory Fee
Name of Fund                                as of September 30, 2001   (% of average daily net assets)
------------------------------------------------------------------------------------------------------
Janus Government Money Market Fund                 $ 1,525.0                     0.20%(*)
Janus Money Market Fund                            $15,216.1                     0.20%(*)
Janus Tax-Exempt Money Market Fund                 $   271.7                     0.20%(*)
Janus Aspen Money Market Portfolio                 $   123.2                     0.25%(+)
Janus Adviser Money Market Fund                         17.6                    0.25%(++)

---------------
(*) Janus has agreed to waive a portion of its advisory fee until at least the next annual review of the advisory agreements (anticipated to be on or around July 1, 2002).
(+) Janus has agreed to by contract to waive the advisory fee in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding distribution fees (applicable to Service Shares only), brokerage commissions, interest, taxes and extraordinary expenses exceed the agreed-upon expense limit. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the expense limit. Janus has agreed to continue such waivers until at least the next annual renewal of the advisory agreements (anticipated to be on or around July 1, 2002).
(++) Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

EXHIBIT D

CURRENT INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

DIVERSIFICATION

               - NON-MONEY MARKET FUNDS: Own more than 10% of the outstanding voting securities of any one issuer and, as to fifty percent (50%) of the value of it's the total assets of Janus Adviser Aggressive Growth Fund, Janus Adviser Capital Appreciation Fund, Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund and as to seventy-five percent (75%) of the value of the total assets of the other Funds, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act, as amended), if immediately after and as a result of such purchase, the value of the holdings of a Fund in the securities of such issuer exceeds 5% of the value of such Fund's total assets. With respect to the other 50% of the value of its total assets, of Janus Adviser Aggressive Growth Fund, Janus Adviser Capital Appreciation Fund, Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund may invest in the securities of as few as two issuers.

               - JANUS ADVISER MONEY MARKET FUND: With respect to 75% of its assets, the Fund may not purchase a security other than a U.S. Government Security, if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer. (As noted in the Prospectus, the Fund is also currently subject to the greater diversification standards of Rule 2a-7, which are not fundamental.)

COMMODITIES

               - NON-MONEY MARKET FUNDS: Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Funds from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

               - JANUS ADVISER MONEY MARKET FUND: No current commodities
                 restriction.

LENDING

               - ALL FUNDS: Lend any security or make any other loan if, as a result, more than 25% of a Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

BORROWING

               - NON-MONEY MARKET FUNDS: The Funds may borrow money for
                 temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of their respective total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Fund's total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, short sales transactions, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

               - JANUS ADVISER MONEY MARKET FUND: The Fund may borrow money for temporary or emergency purposes (not for leveraging) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of the Fund's total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. Reverse repurchase agreements or the segregation of assets in connection with such agreements shall not be considered borrowing for the purposes of this limit.

                      [JANUS LOGO]
                               100 Fillmore Street
                               Denver, Colorado 80206-4928
                               www.janus.com

[JANUS LOGO]
  100 Fillmore Street
  Denver, Colorado 80206-4928

                                                                  FORM OF BALLOT
                                                            JANUS ADVISER SERIES
                                                 [DIVERSIFIED/MM] FUND NAME HERE


                                            THIS PROXY IS BEING SOLICITED BY THE
                                                TRUSTEES OF JANUS ADVISER SERIES


This proxy shall be voted on the proposals described in the accompanying proxy statement as specified below. The undersigned hereby appoints Thomas A. Early, Kelley A. Howes and Loren M. Starr, or any of them, as attorneys, with full power of substitution, to vote the shares of the above-referenced Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held at 3773 Cherry Creek Drive North, Denver, Colorado on January 31, 2002 at 11:00 a.m. Mountain Time, and at any adjournments of such meeting. As to any other matter that comes before the meeting, the persons appointed above may vote in accordance with their best judgment. The undersigned hereby acknowledges receipt of the accompanying proxy statement and notice of special meeting.

To vote by Telephone
1) Read the proxy statement and have the proxy card below at hand.
2) Call ________________.
3) Enter the control number listed on the proxy card below and follow the simple instructions.

To vote by Internet
1) Read the proxy statement and have the proxy card below at hand.
2) Go to www.proxyvote.com.
3) Enter the control number listed on the proxy card below and follow the simple instructions.

To vote by Mail
1) Read the proxy statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.












TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:          KEEP THIS PORTION
                                                               FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

[DIVERSIFIED/MM] FUND NAME HERE

THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL LISTED BELOW.

If you sign, date and return this proxy but do not fill in a box below, we will vote your shares "FOR" that proposal.

1. TO ELECT A BOARD OF TRUSTEES OF THE TRUST.
                                    For      Withhold      For All      To withhold authority to vote, mark
                                    All      All           Except       "For All Except" and write the
                                                                        nominee's number on the line
                                                                        below.

       01) Thomas H. Bailey
       02) Dennis B. Mullen
       03) James T. Rothe          [ ]         [ ]           [ ]        ____________________________
       04) William D. Stewart
       05) Martin H. Waldinger

VOTE ON PROPOSALS
                                                            FOR         AGAINST         ABSTAIN

2. TO CONSIDER AND APPROVE A NEW INVESTMENT                 [ ]           [ ]             [ ]
   ADVISORY AGREEMENT BETWEEN JANUS
   ADVISER SERIES, ON BEHALF OF THE FUND,
   AND JANUS CAPITAL CORPORATION.

3. (A) TO APPROVE REVISIONS TO THE                          [ ]           [ ]             [ ]
       FUNDAMENTAL RESTRICTION CONCERNING THE
       DIVERSIFICATION OF THE FUND'S
       INVESTMENTS.

   (B) TO APPROVE REVISIONS TO THE                          [ ]           [ ]             [ ]
       FUNDAMENTAL RESTRICTION CONCERNING THE
       FUND'S INVESTMENTS IN COMMODITIES.

   (C) TO APPROVE REVISIONS TO THE                          [ ]           [ ]             [ ]
       FUNDAMENTAL RESTRICTION CONCERNING
       SECURITIES UNDERWRITING.

   (D) TO APPROVE REVISIONS TO THE                          [ ]           [ ]             [ ]
       RESTRICTION CONCERNING BORROWING MONEY
       AND ISSUING SENIOR SECURITIES.

4. TO TRANSACT SUCH OTHER BUSINESS AS MAY                   [ ]           [ ]             [ ]
   PROPERLY COME BEFORE THE MEETING.

Note: Please sign exactly as your name appears on the proxy. If you are signing this proxy in a fiduciary capacity, for example as a trustee, please state that capacity along with your signature.



_______________________________________          _______________________________
Signature (PLEASE SIGN WITHIN BOX) Date          Signature (Joint Owners)   Date

[JANUS LOGO]
  100 Fillmore Street
  Denver, Colorado 80206-4928

                                                                  FORM OF BALLOT
                                                            JANUS ADVISER SERIES
                                                 [NONDIVERSIFIED] FUND NAME HERE


                                            THIS PROXY IS BEING SOLICITED BY THE
                                                TRUSTEES OF JANUS ADVISER SERIES


This proxy shall be voted on the proposals described in the accompanying proxy statement as specified below. The undersigned hereby appoints Thomas A. Early, Kelley A. Howes and Loren M. Starr, or any of them, as attorneys, with full power of substitution, to vote the shares of the above-referenced Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held at 3773 Cherry Creek Drive North, Denver, Colorado on January 31, 2002 at 11:00 a.m. Mountain Time, and at any adjournments of such meeting. As to any other matter that comes before the meeting, the persons appointed above may vote in accordance with their best judgment. The undersigned hereby acknowledges receipt of the accompanying proxy statement and notice of special meeting.

To vote by Telephone
1) Read the proxy statement and have the proxy card below at hand.
2) Call ________________.
3) Enter the control number listed on the proxy card below and follow the simple instructions.

To vote by Internet
1) Read the proxy statement and have the proxy card below at hand.
2) Go to www.proxyvote.com.
3) Enter the control number listed on the proxy card below and follow the simple instructions.

To vote by Mail
1) Read the proxy statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.












TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:          KEEP THIS PORTION
                                                               FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

[NONDIVERSIFIED] FUND NAME HERE

THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL LISTED BELOW.

If you sign, date and return this proxy but do not fill in a box below, we will vote your shares "FOR" that proposal.

1. TO ELECT A BOARD OF TRUSTEES OF THE TRUST.
                                    For      Withhold      For All      To withhold authority to vote, mark
                                    All      All           Except       "For All Except" and write the
                                                                        nominee's number on the line
                                                                        below.

       01) Thomas H. Bailey
       02) Dennis B. Mullen
       03) James T. Rothe          [ ]         [ ]           [ ]        ____________________________
       04) William D. Stewart
       05) Martin H. Waldinger

VOTE ON PROPOSALS
                                                            FOR         AGAINST         ABSTAIN

2. TO CONSIDER AND APPROVE A NEW INVESTMENT                 [ ]           [ ]             [ ]
   ADVISORY AGREEMENT BETWEEN JANUS
   ADVISER SERIES, ON BEHALF OF THE FUND,
   AND JANUS CAPITAL CORPORATION.

3. (A) TO APPROVE RESCISSION OF THE                         [ ]           [ ]             [ ]
       FUNDAMENTAL RESTRICTION CONCERNING THE
       DIVERSIFICATION OF THE FUND'S
       INVESTMENTS.

   (B) TO APPROVE REVISIONS TO THE                          [ ]           [ ]             [ ]
       FUNDAMENTAL RESTRICTION CONCERNING THE
       FUND'S INVESTMENTS IN COMMODITIES.

   (C) TO APPROVE REVISIONS TO THE                          [ ]           [ ]             [ ]
       FUNDAMENTAL RESTRICTION CONCERNING
       SECURITIES UNDERWRITING.

   (D) TO APPROVE REVISIONS TO THE                          [ ]           [ ]             [ ]
       RESTRICTION CONCERNING BORROWING MONEY
       AND ISSUING SENIOR SECURITIES.

4. TO TRANSACT SUCH OTHER BUSINESS AS MAY                   [ ]           [ ]             [ ]
   PROPERLY COME BEFORE THE MEETING.

Note: Please sign exactly as your name appears on the proxy. If you are signing this proxy in a fiduciary capacity, for example as a trustee, please state that capacity along with your signature.



_______________________________________          _______________________________
Signature (PLEASE SIGN WITHIN BOX) Date          Signature (Joint Owners)   Date

VOTE TODAY                                                       [JANUS LOGO]

To cast your vote, please read the proxy statement and locate your proxy card enclosed in this package. The Trustees recommend that you vote "for" all proposals.

[PICTURE] VOTE BY MAIL:             [PICTURE] VOTE BY INTERNET:        [PICTURE] VOTE BY TELEPHONE:


1.  Simply return your completed    1.  Go to                          1.  Call toll-free
    proxy card in the enclosed          WWW.PROXYVOTE.COM.                 1-800-690-6903.
    postage-paid envelope.
                                    2.  Follow the simple              2.  Follow the simple
                                        instructions.                      recorded instructions.

Please do not mail the proxy card if you are voting by Internet or telephone.

VOTE TODAY                                                       [JANUS LOGO]

To cast your vote, please read the proxy statement and locate your proxy card enclosed in this package. The Trustees recommend that you vote "for" all proposals.

[PICTURE] VOTE BY MAIL:             [PICTURE] VOTE BY INTERNET:        [PICTURE] VOTE BY TELEPHONE:


1.  Simply return your completed    1.  Go to                          1.  Call toll-free
    proxy card in the enclosed          WWW.PROXYVOTE.COM.                 1-800-454-8683.
    postage-paid envelope.
                                    2.  Follow the simple              2.  Follow the simple
                                        instructions.                      recorded instructions.

Please do not mail the proxy card if you are voting by Internet or telephone.